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                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We herby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-103646) of Dade Behring Holdings, Inc. of our reports dated February 24, 2003 relating to the financial statements and financial statement schedules, which appear in this Form 10-K.



/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Chicago, Illinois
March 24, 2003